Exhibit 10.13

INVESTMENT AGREEMENT

THIS INVESTMENT AGREEMENT (this “Agreement”), dated as of [•], 2022, is by and among (i) Sieger Healthcare Acquisition Corp, a Cayman Islands exempted company (the “SPAC”), (ii) Sieger Healthcare LLC, a Cayman Islands limited liability company (the “Sponsor”), and (iii) [•] (the “Investor”).

WHEREAS, the SPAC has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (as amended, the “Registration Statement”) for the initial public offering (the “IPO”) of units of the SPAC at a price of $10.00 per unit (the “Units”), each comprised of one Class A ordinary share, par value $0.0001 per share, of the SPAC (the “Class A Shares”, and the Class A Share included in the Units, the “Public Shares”) and one-third of one redeemable warrant, with each whole warrant exercisable to purchase one Class A Share at an exercise price of $11.50 per share (the “Warrants”).

WHEREAS, the SPAC expects to offer at least 7,500,000 Units in the IPO, plus an additional 15% (or 1,125,000Units) as an over-allotment option for the underwriter pursuant to the terms of the Underwriting Agreement entered into in connection with the IPO.

WHEREAS, the SPAC will establish a Trust Account (the “Trust Account”) for the benefit of its public shareholders upon the closing of the IPO, and such Trust Account of the SPAC will be funded with an amount equal to 100% of the gross proceeds raised in the IPO.

WHEREAS, the SPAC will have up to 18 months from the closing of the IPO to consummate its initial business combination (or up to or 24 months from the closing of the IPO if the Sponsor deposits additional funds into the trust account).

WHEREAS, the Investor has expressed the interest to be a limited partner in a certain fund (“Anchor”) managed by Haitong International Asset Management Limited.

WHEREAS, in connection with the IPO, the Anchor has expressed an interest in acquiring at least [•] Units (such Units, the “IPO Indication”), at the initial public offering price of $10.00 per Unit.

WHEREAS, the parties wish to enter into this Agreement pursuant to which, upon the terms and subject to the conditions hereof, the Investor will purchase from the Sponsor Class B ordinary shares, par value $0.0001 per share, of the SPAC (the “Founder Shares”) at a purchase price of $ $0.009 per share. The Founder Shares will convert into Class A Shares on a one-for-one basis, subject to adjustment, upon the terms and conditions set forth in the memorandum and articles of association of the SPAC, as amended from time to time (the “Articles”).

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1.	Sale and Purchase.

(a)	In connection with the IPO Indication, and subject to the satisfaction of the conditions set forth in Section 1(b), the Sponsor hereby agrees to sell and transfer to the Investor [•] Founder Shares (the “Transferred Shares”) at a purchase price of $0.009 per share, or an aggregate purchase price of $[•] for the Transferred Shares (the “Transfer Price”), and the Investor hereby agrees to purchase the Transferred Shares (the “Investment”), on the completion of the Company’s initial Business Combination (as defined below) (“Business Combination Closing”). Concurrently with, and in consideration for, the sale and transfer of the Transferred Shares to the Investors, the Investor shall pay the Transfer Price to the Sponsor in immediately available funds. The SPAC shall update its register of the members of the SPAC to reflect the Transfer of the Transferred Shares as soon as practicable following the foregoing purchase and sale of the Transferred Shares. If the Business Combination Closing has not occurred by the date as set out in the Articles, or such later period approved by the Company’s shareholders in accordance with the Company’s Articles, then no Investment shall occur pursuant to this Section 1(a).

(b)	Subject to (i) the fulfillment by the Anchor or its affiliates (but only to the extent actually allocated to the Anchor or its affiliates by the underwriters) of the IPO Indication (which shall include the acquisition of 100% of the Units of the SPAC allocated to the Anchor by the underwriters in the IPO, (ii) the Investor’s fulfilment of its obligations to the Anchor or its affiliates in relation to the IPO Indication, including the Investor’s investment of at least US$[•] into the Anchor and (iii) the Investor’s payment of the Transfer Price as contemplated by Section 1(a) of this Agreement, the Investment shall occur and be effective upon the Business Combination Closing, automatically and without any action of any party hereto.

(c)	The SPAC shall register the Investor as the owner of the Transferred Shares with the SPAC’s transfer agent by book entry on or promptly after the date of the Business Combination Closing, provided the Investor provides any and all information the transfer agent reasonably and customarily requires to record such ownership (until such date, the Investor will be recorded on the SPAC’s book or records).

(d)	If either (i) the Anchor or its affiliate do not beneficially own or hold, directly or indirectly at least the number of Public Shares it owns immediately after the IPO (the “Anchor Threshold”) as of the date of the vote by the Company’s shareholders to approve the Business Combination or the business day immediately prior to the closing of the Business Combination or (ii) the Anchor redeems all or a portion of its Public Shares in connection with the Business Combination that results in the Anchor and its affiliates collectively owning less than the Anchor Threshold, then the number of Founder Shares that the Investor may purchase pursuant to Section 1(a) shall be reduced pro rata by a fraction, the numerator of which shall equal the Anchor Threshold less the number of Public Shares held by the Anchor after giving effect to any redemptions of the Public Shares by the Anchor and its affiliates, and the denominator of which shall equal the Anchor Threshold (the “Ownership Reduction”). By way of example and without limiting the foregoing, in the event the Anchor and its affiliates collectively own 50% or 0%, respectively, of the Anchor Threshold (after giving effect to any redemptions of their Public Shares), the number of Founder Shares that the Investor may purchase pursuant to Section 1(a) shall be reduced by 50% or 100%, respectively.

(e)	The Investor agrees that if, in order to facilitate a Business Combination, the Sponsor decides (i) to forfeit, transfer to a third person, exchange, subject to transfer, vesting or conditional forfeiture provisions or amend the terms of all or any portion of the Founder Shares or (ii) to enter into any other arrangements with respect to the Founder Shares (including, without limitation, a transfer of the Sponsor’s membership interests representing an interest in any of the foregoing), including voting in favor of any amendment to the terms of the Founder Shares (each, a “Change in Investment”), such Change in Investment shall apply pro rata to the Investor and the Sponsor based on the relative number of Founder Shares to be purchased or held by each on the Business Combination Closing; provided, however, that in no event shall such Change in Investment result in a reduction of more than 75% of the Founder Shares to be purchased by the Investor pursuant to Section 1(a). By way of example and without limiting the foregoing, in the event 50% or 100%, respectively, of the Sponsor’s Founder Shares are forfeited or transferred by the Sponsor as part of such Business Combination, the number of Founder Shares that the Investor may purchase pursuant to Section 1(a) shall be reduced by 50% or 75%, respectively. The Investor agrees to take all steps and execute all such agreements as may be necessary or reasonably requested by the Sponsor to effectuate such Change in Investment on the same terms and conditions as applicable to the Sponsor.

Section 2.	Representations and Warranties of the SPAC. The SPAC hereby represents and warrants to the Investor, as follows:

(a)	The SPAC is duly organized and in good standing (to the extent applicable) under its jurisdiction of organization and has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)	This Agreement has been duly and validly executed and delivered by the SPAC and constitutes a legal, valid and binding obligation of the SPAC enforceable against the SPAC in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)	The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance by the SPAC of its obligations hereunder will not conflict with, or result in any violation of or default under, (i) the certificate of incorporation (as may be amended from time to time) or bylaws of the SPAC, (ii) any agreement, indenture or instrument to which the SPAC is a party or by which the SPAC is bound, or any law, order, statute, rule or regulation to which the SPAC is or the Transferred Shares are subject, or any agreement, order, judgment or decree to which the SPAC is or the Transferred Shares are subject.

(d)	No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the SPAC in connection with the consummation of the transactions contemplated by this Agreement (other than effectiveness of the Registration Statement for the offer and sale of Units in the IPO).

(e)	None of the information conveyed to such Investor in connection with the transactions contemplated by this Agreement will constitute material non-public information of the SPAC upon the effectiveness of the SPAC’s current Registration Statement, as amended.

(f)	Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Articles, and registration in the register of members of the SPAC, the Transferred Shares will be duly and validly issued, fully paid and non-assessable.

(g)	There are no actions, suits, investigations or proceedings pending or threatened against the SPAC which: (i) seek to restrain, enjoin or prevent the consummation of the transactions contemplated by this Agreement or (ii) question the validity or legality of any such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

(h)	The Class A Shares issuable upon conversion of the Transferred Shares have been duly authorized and reserved for issuance upon such conversion.

Section 3.	Representations and Warranties of the Sponsor. The Sponsor hereby represents and warrants to the Investor, as follows:

(a)	The Sponsor is duly organized and in good standing (to the extent applicable) under its jurisdiction of organization and has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)	This Agreement has been duly and validly executed and delivered by the Sponsor and constitutes a legal, valid and binding obligation of the Sponsor enforceable against the Sponsor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)	The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance by the Sponsor of its obligations hereunder will not conflict with, or result in any violation of or default under, (i) the organizational and founding documentation of the Sponsor, (ii) any agreement, indenture or instrument to which the Sponsor is a party or by which the Transferred Shares are bound or (iii) any law, statute, rule or regulation to which the Sponsor is or the Transferred Shares are subject.

(d)	No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Sponsor in connection with the consummation of the transactions contemplated by this Agreement.

(e)	There are no actions, suits, investigations or proceedings pending or threatened against the Sponsor which: (i) seek to restrain, enjoin, prevent the consummation of the transactions contemplated by this Agreement or (ii) question the validity or legality of any such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

(f)	Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Investor will have or receive good title to the Transferred Shares, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions hereunder, (ii) transfer restrictions under federal and state securities laws and (iii) liens, claims or encumbrances imposed due to the actions of the Investor.

(g)	The Sponsor is not, and in connection with this Agreement is not acting as, an agent, representative, intermediary or nominee for any person identified on the list of blocked persons maintained by the Office of Foreign Assets Control of the U.S. Treasury Department; and the Sponsor has complied in all material respects with all applicable U.S. laws, regulations, directives and executive orders relating to anti-money laundering.

Section 4.	Representations and Warranties of the Investor. The Investor hereby represents and warrants to the SPAC and the Sponsor, as follows:

(a)	The Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b)	This Agreement has been duly and validly executed and delivered by the Investor and constitutes a legal, valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)	The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance by the Investor of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any agreement or other instrument to which the Investor is a party or by which the Investor is bound, or any decree, order, statute, rule or regulation applicable to the Investor, in each case except as would not have a material adverse effect on the ability of the Investor to consummate the transactions contemplated by this Agreement or perform its obligations hereunder.

(d)	No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Investor in connection with the consummation of the transactions contemplated by this Agreement (other than effectiveness of the Registration Statement for the submission of any order in the IPO).

(e)	The Investor is an institutional accredited investor, as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor’s investment in the Securities, of making an informed investment decision with respect thereto, and has the ability and capacity to protect the Investor’s interests.

(f)	The Investor has reviewed the Registration Statement and has had the opportunity to ask questions and receive answers from the officers and directors of the SPAC concerning the proposed business, management, financial condition and affairs of the SPAC and the terms and conditions of the IPO, the Units, the Class A Shares, the Warrants and the Founder Shares, and understands the terms and conditions of the IPO and such securities.

(g)	The Investor understands that the offer and sale of the Transferred Shares to the Investor has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein. The Investor understands that the Transferred Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Transferred Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Investor understands that no public market now exists for the Transferred Shares and that the SPAC has made no assurances that a public market will ever exist for the Transferred Shares. The Investor acknowledges that the SPAC has no obligation to register or qualify the Transferred Shares for resale except pursuant to the Registration Rights Agreement (as defined below). The Investor further acknowledges that if an exemption from registration or qualification is available, the exemption may be conditioned on various requirements including the time and manner of sale, the holding period for the Transferred Shares, and on requirements relating to the SPAC which are outside of the parties’ control, and which the SPAC is under no obligation and may not be able to satisfy. The Investor understands that the offering of the Transfer Securities is not, and is not intended to be, part of the IPO, and that the Investor will not be able to rely on the protection of Section 11 of the Securities Act with respect to the Transferred Shares.

(h)	To the Investor’s knowledge, there are no actions, suits, investigations or proceedings pending or threatened against the Investor which: (i) seek to restrain, enjoin, prevent the consummation of the transactions contemplated by this Agreement or (ii) question the validity or legality of any such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

Section 5.	Additional Agreements and Acknowledgements of the Investor.

(a)	The Investor agrees solely with the SPAC that, without the written consent of the SPAC, the Investor shall not transfer, assign or sell any Transferred Shares or the Class A Shares issuable upon conversion of the Transferred Shares held by it, until the earlier of (i) one year after the date the SPAC consummates a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) and (ii) the earlier to occur of, subsequent to a Business Combination, (A) the first date on which the last reported sale price of the Class A Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the consummation of a Business Combination and (B) the date on which the SPAC consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of the SPAC’s shareholders having the right to exchange their Class A Shares for cash, securities or other property. Notwithstanding the foregoing, Transfers of the Founder Shares and the Class A Shares issuable upon conversion of the Founder Shares are permitted (i) to the SPAC’s officers or directors, any affiliates or family members of any of the SPAC’s officers or directors, any members or partners of the Sponsor or their affiliates, any affiliates of the Sponsor, or any employees of such affiliates; (ii) by private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which the Founder Shares were originally purchased; (iii) by virtue of the Investor’s organizational documents upon liquidation or dissolution of the Investor; (iv) to the SPAC for no value for cancellation in connection with the consummation of an initial Business Combination, (v) in the event of the SPAC’s liquidation prior to the completion of a Business Combination; (vi) in the event of the SPAC’s liquidation, merger, share exchange or other similar transaction which results in all of the SPAC’s public shareholders having the right to exchange their Class A Shares for cash, securities or other property subsequent to the completion of an initial Business Combination; or (vii) to the Investor’s controlled affiliates that agree in writing to be bound by this Agreement with the same duties and obligations of the Investor hereunder; provided, however, that in the case of clause (i) such permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and in the case of clause (vii) such controlled affiliates must agree in writing to be bound by this Agreement with the same duties and obligations of the Investor hereunder. As used herein, “Transfer” shall mean the (A) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder with respect to, any security, (B) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security or (C) public announcement of any intention to effect any transaction specified in clause (A) or (B).

(b)	The Investor hereby agrees that it shall have no right of set off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Investor may have in respect of any Public Shares held by it. In the event the Investor has any Claim against the Company under this Agreement, the Investor shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Investor may have in respect of any Public Shares held by it.

(c)	The Investor acknowledges that it is aware the SPAC will establish the Trust Account for the benefit of its public shareholders upon the closing of the IPO. The Investor agrees that, solely with respect to the Transferred Shares, it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the SPAC as a result of any liquidation of the SPAC. For the avoidance of doubt, this Section 5(c) shall not limit any right, title, interest or claim of such Investor in or to the monies held in the Trust Account with respect to Class A Ordinary Shares acquired by such Investor in the IPO or in the open market in accordance with the terms and conditions applicable to the Class A Ordinary Shares described in the Registration Statement.

(d)	In connection with the IPO, the SPAC shall enter into a registration rights agreement (the “Registration Rights Agreement”) with the Sponsor, the Investor and certain other parties thereto in the form filed as an exhibit to the SPAC’s Registration Statement. The Registration Rights Agreement shall provide the Investor with registration rights with respect to the Transferred Shares that are no less favorable to the Investor than the registration rights of the Sponsor set forth therein.

(e)	Neither the Company nor the Sponsor will, without the written consent of the Investor in each instance, use in advertising, publicity or otherwise the name of the Investor or any of its affiliates, or any director, officer or employee of the Investor, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by the Investor or its affiliates or any information relating to the business or operations of the Investor or its affiliates (including, for the avoidance of doubt, any investment vehicles, funds or accounts managed thereby). Notwithstanding the foregoing, the Company may disclose the Investor’s name and information concerning the Investor (A) to the extent required by law, regulation or regulatory request, including in the Registration Statement or (B) to the Company’s lawyers, independent accountants and to other advisors and service providers who reasonably require the Investor’s information in connection with the provision of services to the Company, are advised of the confidential nature of such information and are obligated to keep such information confidential. The Company and the Sponsor agree to provide to the Investor for the its review any disclosure in any registration statement, proxy statement or other document in advance of the submission, filing or disclosure of such document in connection with the transactions contemplated by this Agreement with respect to the Investor or any of its affiliates, and will not make any such submission, filing or disclosure without including any revisions reasonably requested in writing by the Investor or to the extent the Investor has a good faith objection to such submission, filing or disclosure..

(f)	The Investor hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination Closing . For purposes of this Section 5(f), “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements) including through total return swaps. For the avoidance of doubt, this Section 5(f) shall not prohibit an Investor from buying or selling any options or other derivative securities.

Section 6.              Matters Relating to Restricted Securities. Following the expiration of the transfer restrictions set forth in Section 5(a) above, if the Transferred Shares are eligible to be sold without restriction under, and without the SPAC being in compliance with the current public information requirements of, Rule 144 under the Securities Act, or if they are registered for resale under the Securities Act pursuant to a resale registration statement, then at the Investor’s written request, the SPAC will request the SPAC’s transfer agent to remove any transfer restriction legend, subject to compliance by the Investor with the reasonable and customary procedures for such removal required by the Investor or its transfer agent. In connection therewith, if required by the SPAC’s transfer agent, the SPAC will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Transferred Shares without any such legend, all at the sole expense of the Investor.

Section 7.	Miscellaneous.

(a)	The parties hereto (i) acknowledge that (A) neither the Investor nor any of its affiliates is providing any services to the SPAC, the Sponsor or their respective affiliates and (B) the Transferred Shares are being issued solely in exchange for the Transfer Price, which was the result of arms-length negotiations among the parties.

(b)	Each party shall bear its own fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

(c)	This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflicts of law to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.

(d)	This Agreement may not be amended, modified or waived without the written consent of the parties hereto.

(e)	The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of the other parties.

(f)	From time to time, at the reasonable request of any of the other parties hereto, each party hereto shall execute and deliver such additional reasonable and necessary documents and instruments and take such further lawful action as may be reasonably necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(g)	Any term or provision of this Agreement which is deemed by a court of competent jurisdiction invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining rights of the person intended to be benefited by such provision or any other provisions of this Agreement.

(h)	This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. Any signature page delivered by a facsimile machine or electronic mail shall be binding to the same extent as an original signature page.

(i)	This Agreement, together with the Registration Rights Agreement, substantially in the form to be filed as an exhibit to the Registration Statement on Form S-1 to be filed in connection with the Company’s IPO, embodies the entire agreement and understanding among the Investor, the SPAC and the Sponsor with respect to the Transferred Shares and supersedes all prior oral or written agreements and understandings relating to the Transferred Shares. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

(j)	The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of the other parties; provided, for the avoidance of doubt, that the purchase by the Anchor’s affiliates in the IPO shall satisfy the condition precedent to closing set forth in Section 1(b)(i) hereof.

(k)	The parties hereto agree that irreparable damage may occur in the event any provision of this Agreement is not performed in accordance with the terms hereof, and that the parties shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law, in equity, or otherwise.

(l)	This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

* * * * *

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

THE INVESTOR:

[•]

By:
Name:
Title:

E-mail:
Attn:

SPAC:

Sieger Healthcare Acquisition Corp

By:
Name: Xuan Sun
Title: Chief Executive Officer

SPONSOR:

Sieger Healthcare LLC

By:
Name:
Title:

Signature Page to Investment Agreement